                                                                      Exhibit 99

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-I $538,061,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 3-A-1 and 3-A-2 (Offered
Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Banc of America

September 13, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                 To Roll /(1)/
---------------------------------------------------------------------------------------------------------------
                                                                          Expected
                                                     Est.   Est. Prin.   Maturity to               Expected
           Approx.                                   WAL      Window     Roll @ 25%    Delay        Ratings
Class    Size /(2)/    Interest - Principal Type    (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
---------------------------------------------------------------------------------------------------------------
Offered Certificates
1-A-1   $ 39,920,000   Variable - Pass-thru /(3)/    1.96     1 - 36      09/25/2007     24         AAA/Aaa
1-A-2     39,920,000   Variable - Pass-thru /(3)/    1.96     1 - 36      09/25/2007     24         AAA/Aaa
2-A-1    100,000,000   Variable - Pass-thru /(4)/    2.57     1 - 59      08/25/2009     24         AAA/Aaa
2-A-2    150,000,000   Variable - Pass-thru /(4)/    2.57     1 - 59      08/25/2009     24         AAA/Aaa
2-A-3    150,137,000   Variable - Pass-thru /(4)/    2.57     1 - 59      08/25/2009     24         AAA/Aaa
3-A-1     29,042,000   Variable - Pass-thru /(5)/    2.86     1 - 83      08/25/2011     24         AAA/Aaa
3-A-2     29,042,000   Variable - Pass-thru /(5)/    2.86     1 - 83      08/25/2011     24         AAA/Aaa

Not Offered Hereunder
B-1     $ 10,311,000                                                                                   N.A.
B-2        3,344,000                                                                                   N.A.
B-3        1,950,000                                                                                   N.A.
B-4        1,394,000                                                                                   N.A.
B-5          836,000                                                                                   N.A.
B-6        1,393,372                                                                                   N.A.
1-A-R            100                                                                                   N.A.
1-IO             TBD   Fixed - Interest Only                                                           N.A.
2-IO             TBD   Fixed - Interest Only                                                           N.A.
3-IO             TBD   Fixed - Interest Only                                                           N.A.
---------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, August 2009 and August 2011, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to October 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     --
     [  ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For
      --
     each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to September 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
     [  ]%, [  ]% and [  ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3
      --     --        --
     Certificates, respectively. For each Distribution Date occurring in the month of or after September 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to September 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
     [  ]% and [  ]% for the Class 3-A-1 and Class 3-A-2 Certificates,
      --        --
     respectively. For each Distribution Date occurring in the month of or after September 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                    To Maturity
-------------------------------------------------------------------------------------------------------------------
                                                     Est.    Est. Prin.      Expected                  Expected
           Approx.                                   WAL       Window          Final       Delay        Ratings
Class    Size /(1)/     Interest - Principal Type   (yrs)   (mos) /(5)/   Maturity /(5)/    Days   (Fitch/ Moody's)
-------------------------------------------------------------------------------------------------------------------
Offered Certificates
1-A-1   $ 39,920,000   Variable - Pass-thru /(2)/    3.23     1 - 360       09/25/2034       24         AAA/Aaa
1-A-2     39,920,000   Variable - Pass-thru /(2)/    3.23     1 - 360       09/25/2034       24         AAA/Aaa
2-A-1    100,000,000   Variable - Pass-thru /(3)/    3.30     1 - 360       09/25/2034       24         AAA/Aaa
2-A-2    150,000,000   Variable - Pass-thru /(3)/    3.30     1 - 360       09/25/2034       24         AAA/Aaa
2-A-3    150,137,000   Variable - Pass-thru /(3)/    3.30     1 - 360       09/25/2034       24         AAA/Aaa
3-A-1     29,042,000   Variable - Pass-thru /(4)/    3.23     1 - 360       09/25/2034       24         AAA/Aaa
3-A-2     29,042,000   Variable - Pass-thru /(4)/    3.23     1 - 360       09/25/2034       24         AAA/Aaa
-------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ For each Distribution Date occurring prior to October 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     --
     [  ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For
      --
     each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(3)/ For each Distribution Date occurring prior to September 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
     [  ]%, [  ]% and [  ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3
      --     --        --
     Certificates, respectively. For each Distribution Date occurring in the month of or after September 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to September 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus
     [  ]% and [  ]% for the Class 3-A-1 and Class 3-A-2 Certificates,
      --        --
     respectively. For each Distribution Date occurring in the month of or after September 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2004-I

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $557,289,472

Securities Offered:              $39,920,000 Class 1-A-1 Certificates
                                 $39,920,000 Class 1-A-2 Certificates
                                 $100,000,000 Class 2-A-1 Certificates
                                 $150,000,000 Class 2-A-2 Certificates
                                 $150,137,000 Class 2-A-3 Certificates
                                 $29,042,000 Class 3-A-1 Certificates
                                 $29,042,000 Class 3-A-2 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 26.07% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.76% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 1.26% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 5.49% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:           Week of September 13, 2004

Expected Closing Date:           September 28, 2004

Collection Period:               The calendar month preceding the current
                                 Distribution Date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: October 25,
                                 2004)

Cut-Off Date:                    September 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                 3-A-1 and 3-A-2 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2 and 2-A-3

Group 3-A Certificates:          Class 3-A-1 and 3-A-2

Day Count:                       30/360

Group 1, Group 2 and Group 3     25% CPR
Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
                                         Form           Denominations   Denominations
                                 --------------------   -------------   -------------
Denominations:

   Class A Offered
      Certificates                    Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R and then concurrently to the Class
                                 1-A-1 and Class 1-A-2 Certificates until their class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated concurrently to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
                                 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 3 will generally be allocated concurrently to the Class 3-A-1 and Class 3-A-2 Certificates until their class balances have been reduced to zero. The
                                 Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                 Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                 Certificates may be paid to the Class A
                                 Certificates of the other Group (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3,
                                 Class 3-A-1 and Class 3-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                 Accrual Period"). The initial Interest Accrual
                                 Period will be deemed to have commenced on September 1, 2004. Interest which accrues on such class of Certificates during an Interest
                                 Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                 Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be [0.0045%] per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2 and Loan Group 3 will be 0.250%
                                 per annum.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal corresponding to the related Collection Period for such Loan
                                 Group, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted
                                 Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the related
                                 Collection Period (in each case, net of
                                 unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                 Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
-------------------------------------------------------------------------------------------------------------------------
Senior Prepayment Percentage:    For the following Distribution Dates, will be as follows:

                                 Distribution Date                     Senior Prepayment Percentage
                                 -----------------                     ----------------------------
                                 October 2004 through September 2011   100%;
                                 October 2011 through September 2012   the applicable Senior Percentage plus, 70% of the
                                                                       applicable Subordinate Percentage;
                                 October 2012 through September 2013   the applicable Senior Percentage plus, 60% of the
                                                                       applicable Subordinate Percentage;
                                 October 2013 through September 2014   the applicable Senior Percentage plus, 40% of the
                                                                       applicable Subordinate Percentage;
                                 October 2014 through September 2015   the applicable Senior Percentage plus, 20% of the
                                                                       applicable Subordinate Percentage;
                                 October 2015 and thereafter           the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal
                                      Balance of all Loan Groups (such
                                      percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior
                                      Prepayment Percentage for all Loan Groups for such Distribution Date will equal
                                      100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the October
                                      2007 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate
                                      Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan
                                      Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the October 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the Closing Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for each Loan Group.

-------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.45%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.60%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.00%)
                      -------------------------------------
           Priority                 Class B-3                  Order of
              of             Credit Support (0.65%)              Loss
            Payment   -------------------------------------   Allocation
                                    Class B-4
                             Credit Support (0.40%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
 ------------------------------------------------------------------------------
                             First, to the Trustee.
 ------------------------------------------------------------------------------
                                       |
 ------------------------------------------------------------------------------
    Second, to the Class 1-IO, Class 2-IO and Class 3-IO Certificates to pay
                                   Interest;
 ------------------------------------------------------------------------------
                                       |
 ------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
 ------------------------------------------------------------------------------
                                       |
 ------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
 ------------------------------------------------------------------------------
                                       |
 ------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with
          Class B-1 Certificates, until each class balance is zero; and
 ------------------------------------------------------------------------------
                                       |
 ------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
 ------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

                           Bond Summary to Roll /(1)/

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             3.454        3.439        3.431        3.421        3.410        3.383        3.349
Average Life (Years)        2.726        2.325        2.139        1.964        1.799        1.499        1.234
Modified Duration           2.551        2.183        2.012        1.851        1.699        1.422        1.176
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007
Principal # Months           36           36           36           36           36           36           36

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             3.763        3.679        3.629        3.574        3.513        3.367        3.181
Average Life (Years)        2.726        2.325        2.139        1.964        1.799        1.499        1.234
Modified Duration           2.525        2.165        1.998        1.840        1.691        1.419        1.177
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007
Principal # Months           36           36           36           36           36           36           36

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.092        4.072        4.060        4.046        4.031        3.994        3.948
Average Life (Years)        4.281        3.316        2.921        2.573        2.264        1.755        1.361
Modified Duration           3.823        2.991        2.649        2.345        2.075        1.626        1.275
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009
Principal # Months           59           59           59           59           59           59           59

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             4.246        4.188        4.154        4.115        4.072        3.966        3.832
Average Life (Years)        4.281        3.316        2.921        2.573        2.264        1.755        1.361
Modified Duration           3.799        2.978        2.639        2.338        2.071        1.626        1.277
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, August 2009 and August 2011, respectively.

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

                           Bond Summary to Roll /(1)/

2-A-3
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.412        4.316        4.260        4.196        4.124        3.950        3.729
Average Life (Years)        4.281        3.316        2.921        2.573        2.264        1.755        1.361
Modified Duration           3.775        2.963        2.629        2.332        2.067        1.626        1.279
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009   08/25/2009
Principal # Months           59           59           59           59           59           59           59

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.408        4.385        4.371        4.355        4.337        4.294        4.240
Average Life (Years)        5.530        3.936        3.350        2.859        2.449        1.821        1.377
Modified Duration           4.729        3.434        2.951        2.544        2.200        1.666        1.280
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011
Principal # Months           83           83           83           83           83           83           83

3-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.745        4.640        4.577        4.505        4.424        4.232        3.993
Average Life (Years)        5.530        3.936        3.350        2.859        2.449        1.821        1.377
Modified Duration           4.658        3.400        2.928        2.530        2.193        1.667        1.285
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011   08/25/2011
Principal # Months           83           83           83           83           83           83           83

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A and the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, August 2009 and August 2011, respectively.

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.012        3.858        3.786        3.718        3.654        3.540        3.441
Average Life (Years)       11.152        5.326        4.068        3.230        2.639        1.869        1.389
Modified Duration           8.160        4.431        3.512        2.863        2.385        1.734        1.309
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   05/25/2031
Principal # Months           360         360           360         360           360         360           320

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.108        3.974        3.898        3.816        3.727        3.526        3.289
Average Life (Years)       11.152        5.326        4.068        3.230        2.639        1.869        1.389
Modified Duration           7.993        4.360        3.465        2.833        2.366        1.728        1.309
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   05/25/2031
Principal # Months           360         360           360         360           360         360           320

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.256        4.179        4.145        4.111        4.080        4.020        3.959
Average Life (Years)       11.580        5.486        4.174        3.303        2.690        1.895        1.403
Modified Duration           8.239        4.454        3.525        2.870        2.388        1.733        1.307
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   06/25/2032
Principal # Months           360          360          360          360          360          360          333

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

2-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16             4.328        4.258        4.215        4.168        4.115        3.993        3.846
Average Life (Years)       11.580        5.486        4.174        3.303        2.690        1.895        1.403
Modified Duration           8.139        4.418        3.503        2.858        2.381        1.732        1.309
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   11/25/2032
Principal # Months           360          360          360          360          360          360          338

2-A-3
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.405        4.344        4.295        4.233        4.160        3.978        3.746
Average Life (Years)       11.580        5.486        4.174        3.303        2.690        1.895        1.403
Modified Duration           8.035        4.380        3.480        2.844        2.374        1.731        1.311
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   11/25/2032
Principal # Months           360          360          360          360          360          360          338

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.404        4.388        4.375        4.359        4.340        4.296        4.241
Average Life (Years)       11.206        5.338        4.072        3.231        2.638        1.867        1.387
Modified Duration           7.852        4.282        3.403        2.783        2.324        1.697        1.286
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   01/25/2031
Principal # Months           360          360          360          360          360          360          316

3-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.609        4.593        4.554        4.496        4.423        4.235        3.995
Average Life (Years)       11.206        5.338        4.072        3.231        2.638        1.867        1.387
Modified Duration           7.631        4.211        3.364        2.762        2.314        1.698        1.292
Principal Window Begin   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004   10/25/2004
Principal Window End     09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   09/25/2034   01/25/2031
Principal # Months           360          360          360          360          360          360          316

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 26.07% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------   ----------------------
Total Outstanding Loan Balance                $82,693,526

Total Number of Loans                                 159

Average Loan Principal Balance                $   520,085      $335,558 to $1,000,000

WA Gross Coupon                                     4.894%            3.875% to 5.875%

WA FICO                                               732                  623 to 824

WA Original Term (mos.)                               360                  300 to 360

WA Remaining Term (mos.)                              359                  300 to 360

WA OLTV                                             72.31%            21.74% to 95.00%

WA Months to First Rate Adjustment Date         36 months             34 to 36 months

Gross Margin                                        2.250%

WA Rate Ceiling                                    10.894%           9.875% to 11.875%

Geographic Concentration of Mortgaged     CA        63.18%
Properties (Top 5 States) based on the    FL         8.80%
Aggregate Stated Principal Balance        NV         3.65%
                                          VA         3.39%
                                          AZ         3.04%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
          Occupancy                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   143       $74,683,325.91        90.31%
Second Home                          11         5,922,107.48         7.16
Investor Property                     5         2,088,092.21         2.53
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
Single Family Residence              98       $50,967,585.51         61.63%
PUD-Detached                         31        16,154,409.57         19.54
Condominium                          17         8,141,284.85          9.85
PUD-Attached                          5         2,331,112.69          2.82
2-Family                              3         2,097,681.74          2.54
4-Family                              2         1,143,143.92          1.38
3-Family                              1           849,002.07          1.03
Cooperative                           1           619,305.25          0.75
Townhouse                             1           390,000.00          0.47
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
Purchase                            104       $53,317,163.68        64.48%
Refinance-Rate/Term                  30        17,839,118.85        21.57
Refinance-Cashout                    25        11,537,243.07        13.95
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60       100.00%
==============================================================================

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Geographic Area            Loans      Cut-Off Date        Balance
------------------------------------------------------------------------------
California                           97       $52,241,664.22         63.18%
Florida                              15         7,273,668.63          8.80
Nevada                                7         3,016,737.65          3.65
Virginia                              7         2,805,236.94          3.39
Arizona                               3         2,514,393.55          3.04
Washington                            3         1,739,843.15          2.10
Illinois                              3         1,560,679.72          1.89
Michigan                              3         1,502,704.23          1.82
Wisconsin                             2         1,409,500.00          1.70
Maryland                              3         1,277,759.81          1.55
Colorado                              2         1,106,500.00          1.34
Connecticut                           2           934,054.04          1.13
Georgia                               2           925,000.00          1.12
District of Columbia                  2           709,547.06          0.86
New Mexico                            1           660,000.00          0.80
North Carolina                        1           580,000.00          0.70
New York                              1           507,000.00          0.61
Missouri                              1           495,000.00          0.60
New Hampshire                         1           367,920.00          0.44
Texas                                 1           361,000.00          0.44
Massachusetts                         1           359,596.60          0.43
South Carolina                        1           345,720.00          0.42
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.97% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                          % of
                                                Aggregate            Cut-Off Date
                                 Number Of   Stated Principal        Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans      Cut-Off Date            Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  66       $35,056,915.66              67.11%
Southern California                  31        17,184,748.56              32.89
-----------------------------------------------------------------------------------------
Total:                               97       $52,241,664.22             100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               8       $ 2,750,347.62          3.33%
350,000.01 - 400,000.00              33        12,333,972.63         14.92
400,000.01 - 450,000.00              31        13,068,536.91         15.80
450,000.01 - 500,000.00              29        13,828,874.79         16.72
500,000.01 - 550,000.00              14         7,290,605.27          8.82
550,000.01 - 600,000.00              10         5,845,997.96          7.07
600,000.01 - 650,000.00               8         5,048,549.08          6.11
650,000.01 - 700,000.00               4         2,708,716.12          3.28
700,000.01 - 750,000.00               4         2,912,855.62          3.52
800,000.01 - 850,000.00               2         1,678,027.61          2.03
850,000.01 - 900,000.00               6         5,283,492.83          6.39
950,000.01 - 1,000,000.00            10         9,943,549.16         12.02
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $520.085.

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $ 1,000,000.00          1.21%
35.01 - 40.00                         3         1,345,000.00          1.63
40.01 - 45.00                         2         1,349,779.22          1.63
45.01 - 50.00                         5         3,195,000.00          3.86
50.01 - 55.00                         4         2,478,955.94          3.00
55.01 - 60.00                         7         4,567,780.45          5.52
60.01 - 65.00                         7         3,369,203.67          4.07
65.01 - 70.00                        13         7,867,485.67          9.51
70.01 - 75.00                        23        11,660,278.56         14.10
75.01 - 80.00                        85        42,425,716.60         51.30
85.01 - 90.00                         3         1,214,483.06          1.47
90.01 - 95.00                         6         2,219,842.43          2.68
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.31%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                         1       $   341,600.00          0.41%
4.001 - 4.250                         2         1,384,900.00          1.67
4.251 - 4.500                        10         5,462,264.73          6.61
4.501 - 4.750                        58        30,424,130.67         36.79
4.751 - 5.000                        48        23,755,102.07         28.73
5.001 - 5.250                        23        12,621,181.91         15.26
5.251 - 5.500                        14         6,206,509.83          7.51
5.501 - 5.750                         2         1,498,855.94          1.81
5.751 - 6.000                         1           998,980.45          1.21
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.894% per annum.

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               159       $82,693,525.60        100.00%
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                        1       $   341,600.00          0.41%
10.001 - 11.000                     118        61,026,397.47         73.80
11.001 - 12.000                      40        21,325,528.13         25.79
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.894% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
July 1, 2007                          1       $   426,945.32          0.52%
August 1, 2007                       61        32,225,149.47         38.97
September 1, 2007                    97        50,041,430.81         60.51
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
281 - 300                             1       $   580,000.00          0.70%
341 - 360                           158        82,113,525.60         99.30
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             7       $ 3,658,810.96          4.42%
751 - 800                            57        28,781,939.87         34.81
701 - 750                            52        29,582,929.99         35.77
651 - 700                            30        14,639,969.75         17.70
601 - 650                            11         5,308,289.11          6.42
Not Scored                            2           721,585.92          0.87
------------------------------------------------------------------------------
Total:                              159       $82,693,525.60        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.76% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.26% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                    Collateral Summary    Range (if applicable)
                                    ------------------   ----------------------
Total Outstanding Loan Balance            $414,435,452
Total Number of Loans                              789
Average Loan Principal Balance                $525,267   $334,000 to $1,498,577
WA Gross Coupon                                  5.348%         3.875% to 6.625%
WA FICO                                            736               620 to 817
WA Original Term (mos.)                            359               180 to 360
WA Remaining Term (mos.)                           358               179 to 360
WA OLTV                                          73.49%         19.12% to 95.00%
WA Months to First Rate
   Adjustment Date                           59 months          57 to 60 months
Gross Margin                                     2.250%
WA Rate Ceiling                                 10.348%        8.875% to 11.625%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   61.69%
Properties (Top 5 States) based on the Aggregate   FL    7.98%
Stated Principal Balance                           VA    4.78%
                                                   IL    3.77%
                                                   CO    2.54%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   691       $362,414,027.13        87.45%
Second Home                          84         44,834,699.91        10.82
Investor Property                    14          7,186,725.32         1.73
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             448       $244,313,783.36        58.95%
PUD-Detached                        195        102,597,087.42        24.76
Condominium                         110         50,184,455.60        12.11
PUD-Attached                         27         12,061,015.93         2.91
2-Family                              8          4,629,683.54         1.12
4-Family                              1            649,426.51         0.16
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            553       $291,376,616.33        70.31%
Refinance-Rate/Term                 118         66,749,787.65        16.11
Refinance-Cashout                   118         56,309,048.38        13.59
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          480       $255,685,212.72        61.69%
Florida                              65         33,059,358.23         7.98
Virginia                             41         19,796,041.12         4.78
Illinois                             28         15,606,653.89         3.77
Colorado                             17         10,516,165.57         2.54
Maryland                             22          9,564,404.72         2.31
Nevada                               20          9,033,082.01         2.18
South Carolina                       13          7,246,058.16         1.75
North Carolina                       13          7,169,937.80         1.73
District of Columbia                 11          6,041,293.99         1.46
Arizona                              10          5,297,670.99         1.28
Texas                                10          4,889,419.95         1.18
Washington                           10          4,828,525.62         1.17
Georgia                               9          4,190,730.28         1.01
Massachusetts                         7          3,586,025.59         0.87
Michigan                              4          3,096,048.00         0.75
New York                              4          2,605,339.30         0.63
New Jersey                            4          2,439,819.28         0.59
Hawaii                                3          1,548,550.00         0.37
Connecticut                           3          1,289,412.98         0.31
Rhode Island                          1            932,000.00         0.22
Oregon                                2            929,842.00         0.22
Alabama                               2            745,487.34         0.18
Ohio                                  1            506,230.58         0.12
Missouri                              1            479,200.00         0.12
New Mexico                            1            464,000.00         0.11
Pennsylvania                          1            452,000.00         0.11
Kentucky                              1            439,506.95         0.11
Minnesota                             1            426,732.40         0.10
Montana                               1            425,000.00         0.10
Vermont                               1            410,000.00         0.10
New Hampshire                         1            368,125.00         0.09
Indiana                               1            367,577.89         0.09
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.79% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                 Mortgage      Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                 251       $133,137,453.73             52.07%
Northern California                 229        122,547,758.99             47.93
-----------------------------------------------------------------------------------------
Total:                              480       $255,685,212.72            100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00              35       $ 12,049,653.07         2.91%
350,000.01 - 400,000.00             188         70,944,415.54        17.12
400,000.01 - 450,000.00             142         60,576,662.55        14.62
450,000.01 - 500,000.00             122         58,452,182.23        14.10
500,000.01 - 550,000.00              63         32,864,801.64         7.93
550,000.01 - 600,000.00              56         32,454,279.30         7.83
600,000.01 - 650,000.00              42         26,762,475.65         6.46
650,000.01 - 700,000.00              29         19,537,405.75         4.71
700,000.01 - 750,000.00              24         17,532,416.02         4.23
750,000.01 - 800,000.00              19         14,766,755.68         3.56
800,000.01 - 850,000.00              11          9,130,011.06         2.20
850,000.01 - 900,000.00              15         13,265,843.28         3.20
900,000.01 - 950,000.00               9          8,343,923.85         2.01
950,000.01 - 1,000,000.00            20         19,750,950.00         4.77
1,000,000.01 - 1,500,000.00          14         18,003,676.74         4.34
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $525,267.

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
 Original Loan-To-Value Ratios    Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
15.01 - 20.00                         1       $    650,000.00         0.16%
20.01 - 25.00                         1            488,982.47         0.12
30.01 - 35.00                         3          1,159,560.23         0.28
35.01 - 40.00                         6          2,584,180.00         0.62
40.01 - 45.00                         9          4,458,729.98         1.08
45.01 - 50.00                        23         12,067,716.30         2.91
50.01 - 55.00                        21         11,324,867.75         2.73
55.01 - 60.00                        28         15,491,851.08         3.74
60.01 - 65.00                        39         22,359,274.64         5.40
65.01 - 70.00                        83         48,130,593.96        11.61
70.01 - 75.00                        78         43,616,770.02        10.52
75.01 - 80.00                       484        246,893,845.39        59.57
80.01 - 85.00                         1            398,650.00         0.10
85.01 - 90.00                         4          1,694,860.00         0.41
90.01 - 95.00                         8          3,115,570.54         0.75
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 73.49%.

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                         1       $    673,673.07         0.16%
4.001 - 4.250                         4          2,315,457.82         0.56
4.251 - 4.500                         7          3,391,185.88         0.82
4.501 - 4.750                        21         11,689,527.08         2.82
4.751 - 5.000                        85         46,052,524.20        11.11
5.001 - 5.250                       221        114,373,651.39        27.60
5.251 - 5.500                       282        147,179,725.63        35.51
5.501 - 5.750                       130         68,388,953.19        16.50
5.751 - 6.000                        29         14,637,474.42         3.53
6.001 - 6.250                         6          4,010,218.09         0.97
6.251 - 6.500                         2          1,073,635.08         0.26
6.501 - 6.750                         1            649,426.51         0.16
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.348% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               789       $414,435,452.36       100.00%
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
8.001 - 9.000                         1       $    673,673.07         0.16%
9.001 - 10.000                      117         63,448,694.98        15.31
10.001 - 11.000                     662        344,579,804.63        83.14
11.001 - 12.000                       9          5,733,279.68         1.38
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.348% per annum.

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
June 1, 2009                          2       $  2,440,000.00           0.59%
July 1, 2009                          2            771,977.31           0.19
August 1, 2009                      426        222,967,498.60          53.80
September 1, 2009                   359        188,255,976.45          45.42
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36         100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             4       $  1,837,753.36         0.44%
221 - 240                             1            558,714.50         0.13
281 - 300                             1            446,000.00         0.11
341 - 360                           783        411,592,984.50        99.31
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Credit Scores              Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
801 - 850                            28       $ 13,497,478.59         3.26%
751 - 800                           315        163,987,657.18        39.57
701 - 750                           258        136,108,017.46        32.84
651 - 700                           165         88,883,036.71        21.45
601 - 650                            20         10,431,601.24         2.52
Not Scored                            3          1,527,661.18         0.37
------------------------------------------------------------------------------
Total:                              789       $414,435,452.36       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 5.49% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                        $60,160,494
Total Number of Loans                                         114
Average Loan Principal Balance                        $   527,724       $343,263 to $1,035,937
WA Gross Coupon                                             5.614%             4.500% to 6.375%
WA FICO                                                       749                   627 to 831
WA Original Term (mos.)                                       360
WA Remaining Term (mos.)                                      359                   350 to 360
WA OLTV                                                     71.45%             34.76% to 80.00%
WA Months to First Rate Adjustment Date                 83 months              74 to 84 months
Gross Margin                                                2.250%
WA Rate Ceiling                                            10.614%            9.500% to 11.375%
Geographic Concentration of Mortgaged              CA       46.94%
Properties (Top 5 States) based on the Aggregate   VA        8.17%
Stated Principal Balance                           NC        5.36%
                                                   FL        4.90%
                                                   MD        3.83%


--------------------------------------------------------------------------------

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                Aggregate            % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
Primary Residence                   104       $55,080,048.69         91.56%
Second Home                           9         4,661,225.77          7.75
Investor Property                     1           419,219.91          0.70
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date        Balance
------------------------------------------------------------------------------
Single Family Residence              66       $34,902,212.75        58.02%
PUD-Detached                         32        16,195,135.39        26.92
Condominium                          11         5,615,066.12         9.33
4-Family                              2         1,619,540.09         2.69
2-Family                              2         1,332,540.02         2.21
PUD-Attached                          1           496,000.00         0.82
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Purpose                 Loans       Cut-Off Date          Balance
------------------------------------------------------------------------------
Purchase                             88       $47,674,431.85         79.25%
Refinance-Rate/Term                  13         6,337,851.41         10.53
Refinance-Cashout                    13         6,148,211.11         10.22
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

  Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage
                                   Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Geographic Area            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           50       $28,240,471.99         46.94%
Virginia                              9         4,915,582.40          8.17
North Carolina                        7         3,222,329.96          5.36
Florida                               6         2,947,077.81          4.90
Maryland                              5         2,304,337.78          3.83
Massachusetts                         4         2,262,047.76          3.76
Georgia                               4         1,774,096.30          2.95
Washington                            4         1,613,905.99          2.68
Colorado                              3         1,460,011.01          2.43
South Carolina                        3         1,409,985.92          2.34
District of Columbia                  3         1,256,197.65          2.09
Illinois                              2         1,233,233.53          2.05
Nevada                                2         1,222,709.47          2.03
Texas                                 2           974,633.27          1.62
Tennessee                             1           875,000.00          1.45
Pennsylvania                          1           825,000.00          1.37
Connecticut                           1           672,000.00          1.12
Kansas                                1           561,350.00          0.93
New York                              1           439,041.13          0.73
Minnesota                             1           423,487.79          0.70
Missouri                              1           402,608.30          0.67
Michigan                              1           387,594.90          0.64
Idaho                                 1           369,604.45          0.61
Arizona                               1           368,186.96          0.61
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.29% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal        Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                  27       $14,503,675.85              51.36%
Northern California                  23        13,736,796.14              48.64
-----------------------------------------------------------------------------------------
Total:                               50       $28,240,471.99             100.00%
=========================================================================================

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               2       $   692,512.66          1.15%
350,000.01 - 400,000.00              27        10,212,954.31         16.98
400,000.01 - 450,000.00              21         8,981,806.32         14.93
450,000.01 - 500,000.00              16         7,834,083.27         13.02
500,000.01 - 550,000.00               9         4,791,740.44          7.96
550,000.01 - 600,000.00              10         5,795,032.22          9.63
600,000.01 - 650,000.00               6         3,828,807.64          6.36
650,000.01 - 700,000.00               8         5,469,154.56          9.09
700,000.01 - 750,000.00               6         4,366,805.64          7.26
800,000.01 - 850,000.00               2         1,675,000.00          2.78
850,000.01 - 900,000.00               3         2,603,079.53          4.33
900,000.01 - 950,000.00               1           922,624.96          1.53
950,000.01 - 1,000,000.00             2         1,950,955.50          3.24
1,000,000.01 - 1,500,000.00           1         1,035,937.32          1.72
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $527,724.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
30.01 - 35.00                         1       $   349,249.90          0.58%
40.01 - 45.00                         5         2,738,021.35          4.55
45.01 - 50.00                         4         1,751,134.11          2.91
50.01 - 55.00                         3         1,403,776.22          2.33
55.01 - 60.00                         6         2,913,622.71          4.84
60.01 - 65.00                        12         6,886,213.32         11.45
65.01 - 70.00                         9         5,413,349.35          9.00
70.01 - 75.00                        10         6,328,238.24         10.52
75.01 - 80.00                        64        32,376,889.17         53.82
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.45%.

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.251 - 4.500                         1       $ 1,035,937.32          1.72%
4.501 - 4.750                         6         3,249,093.37          5.40
4.751 - 5.000                         5         2,727,644.48          4.53
5.001 - 5.250                         5         2,554,007.31          4.25
5.251 - 5.500                        19        10,747,569.38         17.86
5.501 - 5.750                        38        19,848,161.17         32.99
5.751 - 6.000                        29        14,752,802.40         24.52
6.001 - 6.250                         9         4,182,059.03          6.95
6.251 - 6.500                         2         1,063,219.91          1.77
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.614% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               114       $60,160,494.37        100.00%
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.001 - 10.000                       12       $ 7,012,675.17         11.66%
10.001 - 11.000                      91        47,902,540.26         79.62
11.001 - 12.000                      11         5,245,278.94          8.72
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.614% per annum.

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-I $538,061,000 (approximate)
--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
November 1, 2010                      1       $ 1,035,937.32          1.72%
June 1, 2011                          2         1,619,540.09          2.69
July 1, 2011                         27        12,923,137.17         21.48
August 1, 2011                       57        28,846,505.79         47.95
September 1, 2011                    27        15,735,374.00         26.16
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
341 - 360                           114       $60,160,494.37        100.00%
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                 Mortgage      Balance as of    Pool Principal
        Credit Scores              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            10       $ 4,759,261.65          7.91%
751 - 800                            55        29,755,479.52         49.46
701 - 750                            31        17,097,053.89         28.42
651 - 700                            14         6,933,338.62         11.52
601 - 650                             3         1,143,865.29          1.90
Not Scored                            1           471,495.40          0.78
------------------------------------------------------------------------------
Total:                              114       $60,160,494.37        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

Deal Name BoAMS 2004-I

Inventory     MDS3
Trade Dates   9/15/2004
Settle Date   9/28/2004
S/C Code      N
Lead          BAS
Size          $538,061,000.00

    Class              1-A-1        1-A-2         2-A-1          2-A-2          2-A-3          3-A-1          3-A-2
-----------------   ----------   ----------   ------------   ------------   ------------   ------------   ------------
Cusip                   TBD          TBD           TBD           TBD             TBD            TBD            TBD
Trade Date           9/15/2004    9/15/2004     9/15/2004     9/15/2004       9/15/2004      9/15/2004      9/15/2004
Rating                  M/F          M/F           M/F           M/F             M/F            M/F            M/F
Size                57,840,000   22,000,000    15,000,000    371,849,000     13,288,000     29,042,000     29,042,000
Maturity            10/25/2034   10/25/2034    10/25/2034     10/25/2034     10/25/2034     10/25/2034     10/25/2034
Dated Date           9/1/2004     9/1/2004      9/1/2004       9/1/2004       9/1/2004       9/1/2004       9/1/2004
WAL                    1.96         1.96          2.57           2.57           2.57           2.86           2.86
Ist Coupon          10/25/2004   10/25/2004    10/25/2004     10/25/2004     10/25/2004     10/25/2004     10/25/2004
Payment Frequency     Monthly      Monthly       Monthly       Monthly         Monthly        Monthly        Monthly
Coupon               3.53126%     4.18626%      4.16567%       4.74967%       4.74967%       4.73298%       5.01298%
Bench                2Yr Swap     2Yr Swap    2.57 yr SWAP   2.57 yr SWAP   2.57 yr SWAP   2.86 yr SWAP   2.86 yr SWAP
Spread                  58           68            101           116             150            127            135
All-In Yield          3.428%       3.528%        4.084%         4.234%         4.574%         4.459%         4.539%
Price                 99.9990     100.9993       99.9992       100.9979       100.2005       100.4982       100.9983
Class Type              PT           PT            PT             PT             PT             PT             PT
Day Count             30/360       30/360        30/360         30/360         30/360         30/360         30/360
Accrual Period          25           25            25             25             25             25             25
Day Delay               24           24            24             24             24             24             24
Record Date          9/30/2004    9/30/2004     9/30/2004     9/30/2004       9/30/2004      9/30/2004      9/30/2004

This report is for information purposes only and is based on information available to the public from sources believed to be reliable, but no representation is made that it is accurate or complete, and no information herein should be relied upon as such. Opinions and projections found in this report reflect our opinion as of the report date and are subject to change without notice. This report is neither intended nor should be considered as an offer to sell, or solicitation or basis for any contract, for the purchase of, any security, loan or other financial product. Banc of America Securities LLC, its affiliates, Bank of America Corporation and their respective directors, officers and employees, from time to time may maintain a long or short position in, act as a market maker for, or purchase or sell a position in, securities, loans or other financial products mentioned herein, or of the entities referred to herein, or related investment securities or products. Banc of America Securities LLC or its affiliates may have acted as manager or co-manager for a public offering of securities of companies mentioned herein. Banc of America Securities LLC or its affiliates may be performing, have performed or seek to perform investment banking, advisory, banking or other services for any company mentioned herein. Certain securities in this report may not have been registered under the Securities Act of 1933 as amended (the "Securities Act") and may not be offered or sold except in a transaction pursuant to SEC Rule 144A, Regulation S or otherwise exempt from or not subject to the registration requirements of the Securities Act. Past performance of securities, loans or other financial instruments is not indicative of future performance. This report may not be circulated or reproduced without prior written permission from Banc of America Securities LLC. Further information on any security mentioned herein may be available upon request. Banc of America Securities LLC is a subsidiary of Bank of America Corporation and is a member of NYSE, NASD and SIPC. (C) 2004 Banc of America Securities LLC

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